UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 18, 2023

DEXCOM, INC.

(Exact Name of the Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-51222	33-0857544
(Commission File Number)	(IRS Employer Identification No.)

6340 Sequence Drive, San Diego, CA	92121
(Address of Principal Executive Offices)	(Zip Code)

(858) 200-0200

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, $0.001 Par Value Per Share	DXCM	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 18, 2023, the Board of Directors (the “Board”) of DexCom, Inc. (“Dexcom”) approved amendments to Dexcom’s current Severance and Change in Control Plan (the “Existing Severance Plan”, and, as amended, the “Restated Severance Plan”), which provides certain benefits to Dexcom’s executives. These amendments were adopted following recommendations from Dexcom’s independent compensation consultant with the intention of aligning these provisions with those of Dexcom’s peer companies and offering competitive compensation programs. This update was made pursuant to a periodic review of Dexcom’s executive benefits by the Compensation Committee of the Board. The Restated Severance Plan replaces the Existing Severance Plan. Capitalized terms used but not defined herein have the meanings given to such terms in the Restated Severance Plan. The Restated Severance Plan includes the following changes to the Existing Severance Plan:

(a)

Upon a termination of the Chief Executive Officer’s (the “CEO”) employment by Dexcom without Cause (excluding death or Disability) outside of the Change of Control Period, (i) the salary severance payment payable to the CEO shall be equal to 24 months (previously 18 months) and (ii) the COBRA premiums payable with respect to the CEO shall be 24 months (previously 18 months).

(b)

Upon a termination of the applicable executive’s employment by Dexcom without Cause (excluding death or Disability) outside of the Change of Control Period, the bonus severance shall be equal to the applicable executive’s target bonus prorated based on length of employment during the performance period (previously calculated based on the applicable executive’s actual bonus for the performance period).

(c)

Upon a termination of the applicable executive’s employment by Dexcom without Cause (excluding death or Disability) or by the executive for Good Reason within the Change of Control Period, (i) the salary severance for the CEO shall be equal to 36 months (previously 18 months) and for the Senior Vice President and C-level executives shall be equal to 24 months (previously 12 months); (ii) the COBRA premiums payable with respect to the CEO shall be equal to 36 months (previously 18 months) and with respect to the Senior Vice President and C-level executives shall be equal to 24 months (previously 12 months); and (iii) the bonus severance for the CEO shall be equal to 3x the CEO’s target bonus and for the Senior Vice President and C-level executives shall be equal to 2x of the applicable executive’s target bonus (in each case, as increased from 1x the greater of the target bonus or the actual bonus for the year in which the termination occurs).

(d)	The expiration date was removed.

The foregoing description of the amendments to the Existing Severance Plan does not purport to be complete and is qualified in its entirety by the full text of the Restated Severance Plan filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

ITEM 5.07.	Submission of Matters to a Vote of Security Holders.

On May 18, 2023, Dexcom held its 2023 Annual Meeting of Stockholders (the “Annual Meeting”).

(a) Proxies for the Annual Meeting were solicited pursuant to Regulation 14A of the Securities Exchange Act of 1934, as amended. At the close of business on the record date, there were 387,635,623 shares outstanding and entitled to vote and 353,207,127 shares were voted online, via telephone or by proxy on the matters described below.

(b) The matters described below were voted on at the Annual Meeting and the number of votes cast with respect to each matter was as indicated:

(1) Holders of Dexcom’s common stock voted to elect seven directors, each to serve until Dexcom’s 2024 Annual Meeting of Stockholders and until their successor has been elected and qualified, or until their earlier death, resignation or removal as follows:

Name	For	Against	Abstentions	Broker Non-Votes
Steven R. Altman	325,874,437	10,807,788	175,214	16,349,688
Richard A. Collins	328,449,788	8,223,746	183,905	16,349,688
Karen Dahut	333,283,921	3,395,511	178,007	16,349,688
Mark G. Foletta	327,154,744	8,407,194	1,295,501	16,349,688
Barbara E. Kahn	324,355,913	12,324,870	176,656	16,349,688
Kyle Malady	329,175,433	7,502,036	179,970	16,349,688
Eric J. Topol, M.D.	333,532,810	3,150,136	174,493	16,349,688

(2) Holders of Dexcom’s common stock voted to ratify the selection by the Audit Committee of the Board of Directors for the appointment of Ernst & Young LLP as its independent registered public accounting firm for the fiscal year ending December 31, 2023:

Number of Shares
Shares Voted in Favor:	337,756,034
Shares Voted Against:	15,338,845
Shares Abstaining:	112,248

(3) Holders of Dexcom’s common stock voted to approve the non-binding vote on an advisory resolution on compensation paid to Dexcom’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including compensation discussion and analysis, compensation tables and narrative discussion:

Number of Shares
Shares Voted in Favor:	314,149,421
Shares Voted Against:	22,473,694
Shares Abstaining:	234,324
Broker Non-Votes:	16,349,688

4) Holders of Dexcom’s common stock voted to approve the non-binding advisory resolution on the frequency of the advisory vote on executive compensation:

Number of Shares
Shares Voted for One Year:	333,293,629
Shares Voted for Two Years:	79,793
Shares Voted for Three Years:	3,311,723
Shares Abstaining:	172,294

Based on these results, and consistent with its recommendation to stockholders, the Board has determined that Dexcom will hold a non-binding advisory vote on the frequency of the advisory vote on executive compensation (“say on pay vote”) every year unless changed as a result of a subsequent vote on the frequency of future say on pay votes or until the Board determines that it is in the best interests of Dexcom to hold such vote with a different frequency. Dexcom expects to hold its next vote on the frequency of future say on pay votes no later than its 2024 Annual Meeting of Stockholders.

5) Holders of Dexcom’s common stock rejected the stockholder proposal regarding pay equity disclosure:

Number of Shares
Shares Voted in Favor:	116,858,384
Shares Voted Against:	208,464,621
Shares Abstaining:	11,534,433
Broker Non-Votes:	16,349,688

ITEM 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	DexCom, Inc. Amended and Restated Severance and Change in Control Plan effective June 1, 2017, and as amended on May 18, 2023.

104	Cover Page Interactive Data File (formatted as inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DEXCOM, INC.

By:	/s/ MIKE BROWN
Mike Brown
Executive Vice President and Chief Legal Officer

Date: May 19, 2023